UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 19, 2003

Date of Report (Date of earliest event reported)

PORTOLA PACKAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-95318	94-1582719
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

890 Faulstich Court
San Jose, CA 95112

(Address of principal executive offices, including zip code)

(408) 453-8840
(Registrant’s telephone number, including area code)

It is anticipated that Registrant will file any financial statements or other financial data required to be filed as part of this Report on Form 8-K within sixty (60) days of filing with the Commission of this Report on Form 8-K.

Registrant is not required to file, and is not filing, this Report on Form 8-K pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934. Registrant is filing this Report on Form 8-K solely to fulfill its obligations under the Indenture, dated as of October 2, 1995, by and between Portola Packaging, Inc. and American Bank National Association.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On September 19, 2003, the Registrant, Portola Packaging, Inc., a Delaware corporation (“PPI), acquired all of the issued and outstanding capital stock of Tech Industries, Inc., a Rhode Island corporation (“TII”), in a stock purchase transaction pursuant to a Stock Purchase Agreement, dated as of September 1, 2003, by and among PPI, TII, and the shareholders of TII (the “TII Purchase Agreement”). In connection with this purchase, PPI also acquired (i) all of the issued and outstanding capital stock of Tech Industries U.K. Ltd., a Rhode Island corporation (“TIUK”), an affiliate of TII, pursuant to a Stock Purchase Agreement, dated as of September 1, 2003, by and among PPI, TIUK, and the shareholders of TIUK (the “TIUK Purchase Agreement”), and (ii) all the partnership interests in Fairmount Realty Associates and 84 Fairmount Street Limited Partnership (the “Partnerships”), the owners of certain land, buildings and fixtures (the “Property”) leased and used by TII in its manufacturing operations, pursuant to Equity Purchase Agreements, dated September 1, 2003, by and among PPI and the partners of Fairmount Realty Associates and 84 Fairmount Street Limited Partnership (the “Equity Purchase Agreements”). Certain material terms of the TII Purchase Agreement, the TIUK Purchase Agreement and the Equity Purchase Agreements were modified by a Closing Agreement, dated September 19, 2003, by and among PPI, the shareholders of TII, the shareholders of TIUK and the partners of the Partnerships (the “Closing Agreement”).

     TII is a manufacturer of plastic closures and containers for the personal care and cosmetic industries. It will continue to operate as a wholly-owned subsidiary of PPI. TIUK will continue to operate as a wholly-owned subsidiary of PPI unless subsequently dissolved. If dissolved, it is anticipated that the assets of TIUK, which are immaterial to both TII and PPI, will be transferred to TII to be used in its manufacturing operations. The Partnerships were dissolved as a matter of law upon acquisition of the partnership interests by PPI, and the Property was acquired by TII. The Property will continue to be used for the manufacturing operations of TII.

     Under the terms of the TII Purchase Agreement, the TIUK Purchase Agreement, the Equity Purchase Agreements and the Closing Agreement, the aggregate purchase price for the capital stock of TII and TIUK and the partnership interests of the Partnerships consisted of cash payments in the amount of approximately $35.7 million, of which approximately $34.3 million, including a working capital adjustment of $0.6 million, represented the purchase price for the TII stock; approximately $0.1 million represented the purchase price for the TIUK stock; and approximately $1.3 million, including a $0.1 million escrow account to be available to remediate any environmental issues with the Property, represented the purchase price for the partnership interests of the Partnerships.

     The purchase price for the TII Stock, the TIUK Stock and the partnership interests of the Partnerships was paid in cash from borrowings under PPI’s credit facility with Heller Financial, Inc. (“Heller”) pursuant to that Consent and First Amendment to Third Amended and Restated Credit Agreement, dated September 19, 2003, by and between PPI and Heller (the “2003 Credit Agreement”). The 2003 Credit Agreement provides for a $54.0 million revolving line of credit, representing a $4.0 million increase in the $50.0 million credit facility available under the Third Amended and Restated Credit Agreement, dated September 29, 2000, by and between PPI and Heller (the “2000 Credit Agreement”).

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS (Continued)

     Under the terms of the 2003 Credit Agreement and the Indenture, dated as of October 2, 1995, by and between PPI and American Bank National Association relating to PPI’s $110 million senior notes (the “Indenture”), TII has been designated a “Restricted Subsidiary” of PPI. “Restricted Subsidiary” status under these instruments generally affords PPI greater flexibility in financing the operations of the subsidiary. The consent of Heller to the TII Purchase Agreement, the TIUK Purchase Agreement and the Equity Purchase Agreements were obtained in connection with the 2003 Credit Agreement. No consent to the TII Purchase Agreement, the TIUK Purchase Agreement and the Equity Purchase Agreements was required to be obtained by PPI under the terms of the Indenture. Under the terms of the 2003 Credit Agreement, Heller has a security interest in all of the stock and equity of TII and TIUK acquired by PPI, all real, personal and intangible property held by those entities at the time of the acquisitions and the Property.

     Under the 2003 Credit Agreement, any amount borrowed by PPI is secured by the assets of PPI located in the United States (with the exception of certain entities which are not wholly-owned subsidiaries of PPI), including real property, personal property, accounts receivable, inventory and intellectual property of PPI and by assets of PPI’s wholly-owned subsidiaries located in the United States, Canada, Mexico and the United Kingdom. These subsidiaries are Portola Allied Tool, Inc., a Delaware corporation headquartered in Michigan Center, Michigan; Tech Industries, Inc., a Rhode Island corporation headquartered in Woonsocket, Rhode Island; Portola Packaging Canada Ltd., a Yukon Territory corporation headquartered in Richmond, British Columbia; Portola Packaging, Inc. Mexico, a Mexico corporation headquartered in Guadalajara, Mexico; and Portola Limited and Portola Packaging Limited, corporations organized under the laws of England and Wales that are headquartered in Doncaster, South Yorkshire, England. In addition, PPI pledged all outstanding shares of the capital stock of the above-named subsidiaries of PPI as collateral for the loan. In connection with closing of the 2000 Credit Agreement, certain stockholders of PPI entered into negative pledge agreements with respect to equity holdings in PPI representing over 50% in the aggregate of the outstanding voting stock of PPI, and these agreements remain in effect.

     Unless terminated earlier, the credit facility under the 2003 Credit Agreement will mature on August 31, 2004, the same date that the 2000 Credit Agreement provided for termination of the credit facility.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

(b)	Pro forma Financial Information

It is not practicable to provide the financial statements and the pro forma financial information concerning the business acquired under the TII Purchase Agreement, the TIUK Purchase Agreement and the Equity Purchase Agreements on the date that this Report on Form 8-K is being filed with the Securities and Exchange Commission. The required financial statements and pro forma financial information will be filed by amendment to this Report on Form 8-K as soon as practicable, but in any event not later than 60 days after this report is being filed.

(a)	Exhibits

Exhibit Number	Description

2.01	Stock Purchase Agreement, dated as of September 1, 2003, by and among the Registrant, Tech Industries, Inc. and the shareholders of
Tech Industries, Inc.

2.02	Stock Purchase Agreement, dated as of September 1, 2003, by and among the Registrant, Tech Industries UK Ltd. and the shareholders of
Tech Industries UK Ltd.

2.03	Equity Purchase Agreement, dated as of September 1, 2003, by and among the Registrant and the partners of Fairmount Realty
Associates.

2.04	Equity Purchase Agreement, dated as of September 1, 2003, by and among the Registrant and the partners of 84 Fairmount Street
Limited Partnership.

2.05	Closing Agreement, dated as of September 19, 2003, by and among the Registrant, the shareholders of Tech Industries, Inc., the shareholders of Tech Industries UK Ltd. and the partners of Fairmount
Realty Associates and 84 Fairmount Street Limited Partnership.

10.1	Consent and First Amendment to Third Amended and Restated
Credit Agreement dated as of September 19, 2003 by and among Portola
Packaging, Inc., as Borrower and Heller Financial, Inc. as Agent and
Lender.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Packaging, Inc. a Delaware corporation

Date: October 6, 2003	By: /s/ Dennis L. Berg

Dennis L. Berg
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.01	Stock Purchase Agreement, dated as of September 1, 2003, by and among the Registrant, Tech Industries, Inc. and the shareholders of
Tech Industries, Inc.

2.02	Stock Purchase Agreement, dated as of September 1, 2003, by and among the Registrant, Tech Industries UK Ltd. and the shareholders of
Tech Industries UK Ltd.

2.03	Equity Purchase Agreement, dated as of September 1, 2003, by and among the Registrant and the partners of Fairmount Realty
Associates.

2.04	Equity Purchase Agreement, dated as of September 1, 2003, by and among the Registrant and the partners of 84 Fairmount Street
Limited Partnership.

2.05	Closing Agreement, dated as of September 19, 2003, by and among the Registrant, the shareholders of Tech Industries, Inc., the shareholders of Tech Industries UK Ltd. and the partners of Fairmount
Realty Associates and 84 Fairmount Street Limited Partnership.

10.1	Consent and First Amendment to Third Amended and Restated
Credit Agreement dated as of September 19, 2003 by and among Portola
Packaging, Inc., as Borrower and Heller Financial, Inc. as Agent and
Lender.